UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 27, 2023

RIVERSOURCE LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	033-28976	41-0823832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1099 Ameriprise Financial Center	Minneapolis	Minnesota	55474
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	612	671-3131

Former name or former address, if changed since last report:	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $30 per share)	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01      Other Events.

RiverSource Life Insurance Company (the "Company") is filing this Current Report on Form 8-K to disclose that it recast the financial statements contained in its Annual Report on Form 10-K for the fiscal years ended December 31, 2022 and 2021 that were filed with the Securities and Exchange Commission on February 23, 2023, as amended by the Amendment No. 1 on Form 10-K/A filed with the Securities and Exchange Commission on March 10, 2023, (collectively, the "2022 Annual Report") to reflect changes in accounting relating to the adoption of the Financial Accounting Standards Board’s Accounting Standards Update ("ASU") 2018-12, Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), as clarified and amended by (i) ASU 2019-09, Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11, Financial Services - Insurance: Effective Date and Early Adoption (collectively, "LDTI") as of January 1, 2023.
The Company adopted LDTI, effective January 1, 2023, with a transition date of January 1, 2021. The recast financial statements reflect the modified retrospective adoption, except for market risk benefits for which the Company applied a full retrospective transition approach, of ASU 2018-12, and are included as Exhibit 99.1 to this Current Report on Form 8-K.

The following sections of the 2022 Annual Report have been recast to reflect the adoption of ASU 2018-12:
•Part II, Item 7. Management's Narrative Analysis
•Part II, Item 7A. Quantitative and Qualitative Disclosure About Market Risk
•Part II, Item 8. Financial Statements and Supplementary Data
Unaffected items and unaffected portions of the 2022 Annual Report have not been repeated in, and are not amended or modified by, Exhibit 99.1. Accordingly, Exhibit 99.1 should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2022 Annual Report.

Item 9.01      Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
23	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm.
99.1	Recast sections, where applicable, from the 2022 Annual Report: Item 7. Management's Narrative Analysis, Item 7A. Quantitative and Qualitative Disclosure About Market Risk and Item 8. Financial Statements and Supplementary Data.
101	The following materials from Riversource Life Insurance Company’s recast sections, where applicable, of the 2022 Annual Report for the fiscal years ended December 31, 2022 and 2021 are formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at December 31, 2022 and December 31, 2021; (ii) Consolidated Statements of Income for the years ended December 31, 2022, 2021 and 2020; (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2022, 2021 and 2020; (iv) Consolidated Statements of Equity for the years ended December 31, 2022, 2021 and 2020; (v) Consolidated Statements of Cash Flows for the years ended December 31, 2022, 2021 and 2020; and (vi) Notes to the Consolidated Financial Statements.
104	Cover page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERSOURCE LIFE INSURANCE COMPANY
(Registrant)

Date:	September 27, 2023	By:	/s/ Brian E. Hartert
Brian E. Hartert
Chief Financial Officer